Organization and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jul. 01, 2018
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Principles of Consolidation and Presentation

Principles of Consolidation and Presentation: The accompanying consolidated financial statements include the accounts of STRATTEC SECURITY CORPORATION, its wholly owned Mexican subsidiary and its majority owned subsidiaries. Equity investments for which STRATTEC exercises significant influence but does not control and is not the primary beneficiary are accounted for using the equity method. All significant inter-company transactions and balances have been eliminated.

New Accounting Standards

New Accounting Standards: In May 2014, the FASB issued an update to the accounting guidance for the recognition of revenue arising from contracts with customers. The update supersedes most current revenue recognition guidance and outlines a single comprehensive model for revenue recognition based on the principle that an entity should recognize revenue in an amount that reflects the expected consideration to be received in the exchange of goods and services. The guidance update also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. The guidance permits two methods of adoption: the full retrospective method, which requires retrospective restatement of each prior reporting period presented, or the modified retrospective method, which requires the cumulative effect of initially applying the guidance be recognized at the date of initial application. We do not expect the adoption of this standard to have a material impact on our results of operations or financial position; however, we expect to expand disclosures in line with the requirements of the new standard. We currently do not expect any changes to how we account for reimbursable pre-production costs, which are currently accounted for as a cost reduction. We expect revenue related to parts shipped under our production contracts to remain unchanged. We will adopt this standard as of July 2, 2018, the first day of our 2019 fiscal year, using the modified retrospective approach.

In August 2014, the FASB issued an update to the accounting guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new guidance requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued.  An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. This accounting update is effective for annual and interim periods beginning on or after December 15, 2016, with early adoption permitted.  The adoption of this pronouncement did not have a material impact on our consolidated financial statements.

In July 2015, the FASB issued an accounting standard to simplify the measurement of inventory by changing the subsequent measurement guidance from the lower of cost or market to the lower of cost and net realizable value for inventory. The standard update is effective for fiscal years beginning after December 15, 2016 and interim periods within those years, and early adoption was permitted. The standard is to be applied prospectively. The adoption of this pronouncement did not have a material impact on our consolidated financial statements.

In February 2016, the FASB issued an update to the accounting guidance for leases. The update increases the transparency and comparability among organizations by requiring lessees to recognize lease assets and lease liabilities on the balance sheet and to disclose key information about leasing arrangements. The guidance is effective for fiscal years beginning after December 15, 2018 and interim periods within those years. We do not expect that the adoption of this pronouncement will have a material impact on our consolidated financial statements.

In March 2016, the FASB issued an update to the accounting guidance for share-based payments. The update simplifies several aspects of the accounting for employee share-based payment transactions including the accounting for income taxes, forfeitures and statutory tax withholding requirements, as well as classification of such items in the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2016 and interim periods within those years. The adoption of this pronouncement did not have a material impact on our consolidated financial statements.

In August 2016, the FASB issued an update to the accounting guidance on the classification of certain cash receipts and cash payments. The update aims to eliminate diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years. We do not expect that the adoption of this pronouncement will have a material impact on our consolidated financial statements.

In March 2017, the FASB issued an update to the accounting guidance for the presentation of net periodic pension cost and net periodic postretirement benefit cost. The update requires the service cost component of net periodic benefit cost be reported in the same line items as other compensation costs arising from services rendered by the pertinent employees during the applicable period. The remaining components of net periodic benefit cost are required to be presented separately from the service cost component outside a subtotal of income from operations. Additionally, the update allows only the service cost component to be eligible for capitalization when applicable. The guidance requires retrospective restatement for each period presented for the presentation of the service cost component and the other components of net periodic benefit cost in the income statement and prospective application for the capitalization of the service cost component of net periodic benefit cost. The guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those years, with early adoption permitted. We elected early adoption beginning with the interim periods of our fiscal 2018. The adoption of this guidance resulted in the reclassification of expense within our Consolidated Statements of Income and Comprehensive Income (Loss) for the fiscal years ended July 2, 2017 and July 3, 2016 of $793,000 and $901,000, respectively, from cost of goods sold to Other Income, net and $347,000 and $370,000, respectively, from engineering, selling and administrative expenses to Other Income, net.

In February 2018, the FASB issued guidance on the reclassification of certain tax effects from accumulated other comprehensive income. The guidance will permit entities to reclassify tax effects stranded in accumulated other comprehensive income as a result of U.S. tax reform to retained earnings. The guidance is effective for fiscal years beginning after December 15, 2018, and interim periods within these fiscal years. We do not expect that the adoption of this pronouncement will have a material impact on our consolidated financial statements.

Fiscal Year	Fiscal Year: Our fiscal year ends on the Sunday nearest June 30. The years ended July 1, 2018, July 2, 2017 and July 3, 2016 are comprised of 52, 52 and 53 weeks, respectively.
Use of Estimates

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses for the periods presented. These estimates and assumptions could also affect the disclosure of contingencies. Actual results and outcomes may differ from management’s estimates and assumptions.

Cash and Cash Equivalents

Cash and Cash Equivalents: Cash and cash equivalents include all short-term investments with an original maturity of three months or less due to the short-term nature of the instruments. Excess cash balances are placed in short-term commercial paper.

Derivatives Instruments

Derivative Instruments: We own and operate manufacturing operations in Mexico.  As a result, a portion of our manufacturing costs are incurred in Mexican pesos, which causes our earnings and cash flows to fluctuate due to changes in the U.S. dollar/Mexican peso exchange rate.  We executed contracts with Bank of Montreal that provide for monthly Mexican peso currency forward contracts for a portion of our estimated peso denominated operating costs. These peso currency forward contracts include settlement dates that began on October 16, 2015 and end on December 17, 2018. Our objective in entering into these currency forward contracts is to minimize our earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Mexican peso forward contracts are not used for speculative purposes and are not designated as hedges.  As a result, all currency forward contracts are recognized in our accompanying consolidated financial statements at fair value and changes in the fair value are reported in current earnings as part of Other Income, net.

The following table quantifies the outstanding Mexican peso forward contracts as of July 1, 2018 (thousands of dollars, except average forward contractual exchange rates):

	Effective Dates	Notional Amount	Average Forward Contractual Exchange Rate	Fair Value
Buy MXP/Sell USD	July 16, 2018 - December 17, 2018	$6,000	20.02	$(39)

The fair market value of all outstanding Mexican peso forward contracts in the accompanying Consolidated Balance Sheets was as follows (thousands of dollars):

	July 1, 2018	July 2, 2017
Not designated as hedging instruments:
Other current (liabilities) assets:
Mexican peso forward contracts	$(39)	$1,121

The pre-tax effects of the Mexican peso forward contracts on the accompanying Consolidated Statements of Income and Comprehensive Income (Loss) consisted of the following (thousands of dollars):

	Other Income, net
	Years Ended
	July 1, 2018	July 2, 2017	July 3, 2016
Not Designated as Hedging Instruments:
Realized gain (loss)	$1,140	$(1,650)	$(1,196)
Unrealized (loss) gain	$(1,160)	$2,010	$(889)

Fair Value of Financial Instruments

Fair Value of Financial Instruments: The fair value of our cash and cash equivalents, accounts receivable, accounts payable and borrowings under our credit facilities approximated their book value as of July 1, 2018 and July 2, 2017. Fair Value is defined as the exchange price that would be received for an asset or paid for a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. There is an established fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. Level 1 – Quoted prices in active markets for identical assets or liabilities. These are typically obtained from real-time quotes for transactions in active exchange markets involving identical assets. Level 2 – Inputs, other than quoted prices included within Level 1, which are observable for the asset or liability, either directly or indirectly. These are typically obtained from readily-available pricing sources for comparable instruments. Level 3 – Unobservable inputs, where there is little or no market activity for the asset or liability. These inputs reflect the reporting entity’s own assumptions of the data that market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The following table summarizes our financial assets and liabilities measured at fair value on a recurring basis as of July 1, 2018 and July 2, 2017 (thousands of dollars):

	July 1, 2018				July 2, 2017
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Assets:
Rabbi Trust assets:
Stock index funds:
Small cap	$298	$—	$—	$298	$382	$—	$—	$382
Mid cap	286	—	—	286	391	—	—	391
Large cap	562	—	—	562	519	—	—	519
International	793	—	—	793	541	—	—	541
Fixed income funds	850	—	—	850	763	—	—	763
Cash and cash equivalents	—	3	—	3	—	3	—	3
Mexican peso forward contracts	—	—	—	-	—	1,121	—	1,121
Total assets at fair value	$2,789	$3	$—	$2,792	$2,596	$1,124	$—	$3,720

Liabilities:
Mexican peso forward contracts	$—	$39	$-	$39	$—	$—	$—	$—

The Rabbi Trust assets fund our supplemental executive retirement plan and are included in Other Long-Term Assets in the accompanying Consolidated Balance Sheets. Refer to discussion of Mexican peso forward contracts under Derivative Instruments above. The fair value of the Mexican peso forward contracts considers the remaining term, current exchange rate and interest rate differentials between the two currencies. There were no transfers between Level 1 and Level 2 assets during 2018 or 2017.

Receivables

Receivables: Receivables consist primarily of trade receivables due from Original Equipment Manufacturers in the automotive industry and locksmith/dealership distributors relating to our service and aftermarket sales. We evaluate the collectability of receivables based on a number of factors. An allowance for doubtful accounts is recorded for significant past due receivable balances based on a review of the past due items, general economic conditions and the industry as a whole. Changes in the allowance for doubtful accounts were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision for Doubtful Accounts	Net Write-Offs	Balance, End of Year
Year ended July 1, 2018	$500	$—	$—	$500
Year ended July 2, 2017	$500	$—	$—	$500
Year ended July 3, 2016	$500	$—	$—	$500

Inventories

Inventories: Inventories are comprised of material, direct labor and manufacturing overhead, and are stated at the lower of cost or market using the first-in, first-out (“FIFO”) cost method of accounting. Inventories consisted of the following (thousands of dollars):

	July 1, 2018	July 2, 2017
Finished products	$13,410	$9,976
Work in process	10,059	9,328
Purchased materials	27,185	20,682
	50,654	39,986
Excess and obsolete reserve	(4,000)	(4,510)
Inventories, net	$46,654	$35,476

We record a reserve for excess and obsolete inventory based on historical and estimated future demand and market conditions. The reserve level is determined by comparing inventory levels of individual materials and parts to historical usage and estimated future sales by analyzing the age of the inventory in order to identify specific materials and parts that are unlikely to be sold. Technical obsolescence and other known factors are also considered in evaluating the reserve level. The activity related to the excess and obsolete inventory reserve was as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year
Year ended July 1, 2018	$4,510	$1,002	$1,512	$4,000
Year ended July 2, 2017	$2,800	$2,718	$1,008	$4,510
Year ended July 3, 2016	$2,300	$844	$344	$2,800

Customer Tooling in Progress

Customer Tooling in Progress: We incur costs related to tooling used in component production and assembly. Costs for development of certain tooling, which will be directly reimbursed by the customer whose parts are produced from the tool, are accumulated on the balance sheet and are then billed to the customer. The accumulated costs are billed upon formal acceptance by the customer of products produced with the individual tool. Other tooling costs are not directly reimbursed by the customer. These costs are capitalized and amortized over the life of the related product based on the fact that the related tool will be used over the life of the supply arrangement. To the extent that estimated costs exceed expected reimbursement from the customer we recognize a loss.

Repair and Maintenance Supply Parts

Repair and Maintenance Supply Parts: We maintain an inventory of repair and maintenance supply parts in support of operations. This inventory includes critical repair parts for all production equipment as well as general maintenance items. The inventory of critical repair parts is required to avoid disruptions in our customers’ just-in-time production schedules due to a lack of spare parts when equipment break-downs occur. All required critical repair parts are on hand when the related production equipment is placed in service and maintained to satisfy the customer model life production and service requirements, which may be 12 to 15 years. As repair parts are used, additional repair parts are purchased to maintain a minimum level of spare parts inventory. Depending on maintenance requirements during the life of the equipment, excess quantities of repair parts arise. Excess quantities are kept on hand and are not disposed of until the equipment is no longer in service. A repair and maintenance supply parts reserve is maintained to recognize the normal adjustment of inventory for obsolete and slow moving supply and maintenance parts. The adequacy of the reserve is reviewed periodically in relation to the repair parts inventory balances. The gross balance of the repair and maintenance supply parts inventory was approximately $3.8 million at July 1, 2018 and $3.7 million at July 2, 2017. The repair and maintenance supply parts inventory balance is included in Other Current Assets in the accompanying Consolidated Balance Sheets. The activity related to the repair and maintenance supply parts reserve was as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Amounts Written Off	Balance, End of Year
Year ended July 1, 2018	$900	$201	$201	$900
Year ended July 2, 2017	$700	$438	$238	$900
Year ended July 3, 2016	$620	$366	$286	$700

Intangibles

Intangibles: Intangible assets that have defined useful lives were acquired in the purchase of the power sliding door, lift gate and deck lid system access control products from Delphi Corporation in 2009 and consist of patents, engineering drawings and software. The intangible assets balance is included in Other Long-Term Assets in the accompanying Consolidated Balance Sheets. The carrying value and accumulated amortization for these assets were as follows (thousands of dollars):

	July 1, 2018	July 2, 2017
Patents, engineering drawings and software	$890	$890
Less: accumulated amortization	(890)	(849)
	$-	$41

Intangible amortization expense was $41,000 for the year ended July 1, 2018 and $99,000 for each of the years ended July 2, 2017, July 3, 2016. The intangible assets are fully amortized as of July 1, 2018.

Property, Plant and Equipment

Property, Plant and Equipment: Property, plant and equipment are stated at cost. Property, plant and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets as follows:

Classification	Expected Useful Lives
Land improvements	20 years
Buildings and improvements	15 to 35 years
Machinery and equipment	3 to 15 years

Property, plant and equipment consisted of the following (thousands of dollars):

	July 1, 2018	July 2, 2017
Land and improvements	$5,545	$4,732
Buildings and improvements	34,483	36,046
Machinery and equipment	229,688	210,741
	269,716	251,519
Less: accumulated depreciation	(153,174)	(139,928)
	$116,542	$111,591

Depreciation expense was as follows for the periods indicated (thousands of dollars):

Fiscal Year	Depreciation Expense
2018	$14,544
2017	$11,319
2016	$10,022

The gross and net book value of property, plant and equipment located outside of the United States, primarily in Mexico, were as follows (thousands of dollars):

	July 1, 2018	July 2, 2017
Gross book value	$140,681	$130,166
Net book value	$74,364	$69,652

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If an asset is considered to be impaired, the impairment recognized is measured by the excess of the carrying amount of the asset over the fair value of the asset. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less estimated costs to sell. There were no impairments recorded in the years ended July 1, 2018, July 2, 2017 or July 3, 2016.

Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Supplier Concentrations

Supplier Concentrations: The following inventory purchases were made from major suppliers during each fiscal year noted:

Fiscal Year	Percentage of Inventory Purchases	Number of Suppliers
2018	32%	5
2017	39%	7
2016	36%	6

We have long-term contracts or arrangements with most of our suppliers to guarantee the availability of raw materials and component parts.

Labor Concentrations

Labor Concentrations: We had approximately 4,420 full-time associates of which approximately 260 or 5.9 percent were represented by a labor union at July 1, 2018. The associates represented by a labor union account for all production associates at our Milwaukee facility. The current contract with the unionized associates is effective through September 17, 2018.

Revenue Recognition

Revenue Recognition: Revenue is recognized upon the shipment of products, which is when title passes, payment terms are final, we have no remaining obligations and the customer is required to pay. Revenue is recognized net of estimated returns and discounts, which is recognized as a deduction from revenue at the time of the shipment. Price concessions agreed to with customers are recorded as a reduction of sales at the later of when revenue related to the specific sales is recognized or the date at which the price concessions are offered and committed to.

Research and Development Costs

Research and Development Costs: Expenditures relating to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred. Research and development expenditures were approximately $4.8 million in 2018, $4.6 million in 2017 and $430,000 in 2016.

Other Income (Expense), Net

Other Income (Expense), Net: Net other income (expense) included in the accompanying Consolidated Statements of Income and Comprehensive Income (Loss) primarily included foreign currency transaction gains and losses, realized and unrealized gains and losses on our Mexican peso currency forward contracts, the components of net periodic benefit cost other than the service cost component related to our pension and postretirement plans and Rabbi Trust gains. Foreign currency transaction gains and losses resulted from activity associated with foreign denominated assets held by our Mexican subsidiaries. We entered into the Mexican peso currency forward contracts during fiscal 2016, 2017 and 2018 to minimize earnings volatility resulting from changes in exchange rates affecting the U.S. dollar cost of our Mexican operations. The Rabbi Trust assets fund our amended and restated supplemental executive retirement plan. The investments held in the Trust are considered trading securities. The impact of these items for the periods presented was as follows (thousands of dollars):

	Years Ended
	July 1, 2018	July 2, 2017	July 3, 2016
Foreign currency transaction gain	$549	$1,128	$2,559
Rabbi Trust gain (loss)	193	296	(41)
Unrealized (loss) gain on Mexican peso forward contracts	(1,160)	2,010	(889)
Realized gain (loss) on Mexican peso forward contracts	1,140	(1,650)	(1,196)
Pension and postretirement plans credit (cost)	447	(1,140)	(1,271)
Other	(149)	523	235
	$1,020	$1,167	$(603)

Self Insurance Plans

Self Insurance Plans: We have self-insured medical and dental plans covering all eligible U.S. associates. The claims handling process for the self-insured plans are managed by a third-party administrator. Stop-loss insurance coverage limits our liability on a per individual per calendar year basis. The per individual per calendar year stop-loss limit was $150,000 in each calendar year 2015 through 2018. Effective January 1, 2011, under Health Care Reform, there is no lifetime maximum for overall benefits.

The expected ultimate cost for claims incurred under the self-insured medical and dental plans as of the applicable balance sheet date is not discounted and is recognized as an expense on our Consolidated Statements of Income and Comprehensive Income (Loss). The expected ultimate cost of claims is estimated based upon the aggregate liability for reported claims and an estimated liability for claims incurred but not reported, which is based on an analysis of historical data, current health care trends and information available from the third-party administrator. As additional information becomes available, actual results may differ from recorded estimates, which may require us to adjust the amount of our estimated liability for claims incurred but not reported. The expected ultimate cost for claims incurred under the self-insured medical and dental plans that has not been paid as of the applicable balance sheet date is included in Accrued Liabilities: Payroll and Benefits in our accompanying Consolidated Balance Sheets.

Changes in the balance sheet amounts for self-insured plans were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision Charged to Expense	Payments	Balance, End of Year
Year ended July 1, 2018	$420	$5,784	$5,784	$420
Year ended July 2, 2017	$420	$5,796	$5,796	$420
Year ended July 3, 2016	$420	$5,032	$5,032	$420

Warranty Reserve

Warranty Reserve: We have a warranty liability recorded related to our known and potential exposure to warranty claims in the event our products fail to perform as expected, and in the event we may be required to participate in the repair costs incurred by our customers for such products. The recorded warranty liability balance involves judgment and estimates. Our liability estimate is based on an analysis of historical warranty data as well as current trends and information, including our customers’ recent extension and/or expansion of their warranty programs. In recent fiscal periods, our largest customers have extended their warranty protection for their vehicles and have since demanded higher warranty cost sharing arrangements from their suppliers in their terms and conditions to purchase, including from STRATTEC. The 2018 warranty provision included costs for various known or expected warranty issues as of June 2018 for which amounts were reasonably estimable. During 2017, the warranty liability was reduced as a result of settlement payments of previously accrued customer warranty issues. As additional information becomes available, actual results may differ from recorded estimates, which may require us to adjust the amount of our warranty provision.

Changes in the warranty reserve were as follows (thousands of dollars):

	Balance, Beginning of Year	Provision (Recoveries) Charged to Expense	Payments	Balance, End of Year
Year ended July 1, 2018	$5,550	$2,617	$367	$7,800
Year ended July 2, 2017	$9,228	$(843)	$2,835	$5,550
Year ended July 3, 2016	$11,835	$583	$3,190	$9,228

Foreign Currency Translation

Foreign Currency Translation: The financial statements of our foreign subsidiaries and equity investees are translated into U.S. dollars using the exchange rate at each balance sheet date for assets and liabilities and the average exchange rate for each applicable period for sales, costs and expenses. Foreign currency translation adjustments are included as a component of accumulated other comprehensive loss. Foreign currency transaction gains and losses are included in other income, net in the accompanying Consolidated Statements of Income and Comprehensive Income (Loss).

Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss: Accumulated other comprehensive loss (“AOCL”) was comprised of the following (thousands of dollars):

	July 1, 2018	July 2, 2017	July 3, 2016
Unrecognized pension and postretirement benefit liabilities, net of tax	$18,148	$18,750	$24,518
Foreign currency translation, net of tax	15,291	14,138	13,155
	$33,439	$32,888	$37,673

The following tables summarize the changes in AOCL for the years ended July 1, 2018 and July 2, 2017 (thousands of dollars):

	Year Ended July 1, 2018
	Foreign Currency Translation Adjustments	Retirement and Postretirement Plans	Total
Balance July 2,2017	$14,138	$18,750	$32,888
Other comprehensive loss before reclassifications	2,370	820	3,190
Income Tax	(151)	(193)	(344)
Net other comprehensive loss before reclassifications	2,219	627	2,846
Reclassifications:
Prior service credits (A)	—	752	752
Actuarial gains (A)	—	(2,514)	(2,514)
Total reclassifications before tax	—	(1,762)	(1,762)
Income Tax	—	533	533
Net reclassifications	—	(1,229)	(1,229)
Other comprehensive loss (income)	2,219	(602)	1,617
Other comprehensive loss attributable
to non-controlling interest	1,066	—	1,066
Balance July 1, 2018	$15,291	$18,148	$33,439

	Year ended July 2, 2017
	Foreign Currency Translation Adjustments	Retirement and Postretirement Plans	Total
Balance July 3, 2016	$13,155	$24,518	$37,673
Other comprehensive loss before reclassifications	534	(6,142)	(5,608)
Income Tax	(108)	2,272	2,164
Net other comprehensive loss before reclassifications	426	(3,870)	(3,444)
Reclassifications:
Prior service credits (A)	—	753	753
Actuarial gains (A)	—	(3,766)	(3,766)
Total reclassifications before tax	—	(3,013)	(3,013)
Income Tax	—	1,115	1,115
Net reclassifications	—	(1,898)	(1,898)
Other comprehensive loss (income)	426	(5,768)	(5,342)
Other comprehensive income attributable to non-controlling interest	(557)	—	(557)
Balance July 2, 2017	$14,138	$18,750	$32,888

(A)

Amounts reclassified are included in the computation of net periodic benefit cost, which is included in Other Income, net in the accompanying Condensed Consolidated Statements of Income and Comprehensive Income (Loss). See Retirement Plans and Postretirement Costs note to these Notes to Financial Statements below.

Accounting For Stock-Based Compensation

Accounting For Stock-Based Compensation: We maintain an omnibus stock incentive plan. This plan provides for the granting of stock options, shares of restricted stock and stock appreciation rights. The Board of Directors has designated 1,850,000 shares of common stock available for the grant of awards under the plan. Remaining shares available to be granted under the plan as of July 1, 2018 were 133,074. Awards that expire or are cancelled without delivery of shares become available for re-issuance under the plan. We issue new shares of common stock to satisfy stock option exercises.

Nonqualified and incentive stock options and shares of restricted stock have been granted to our officers, outside directors and specified associates under the stock incentive plan. Stock options granted under the plan may not be issued with an exercise price less than the fair market value of the common stock on the date the option is granted. Stock options become exercisable as determined at the date of grant by the Compensation Committee of our Board of Directors. The options expire 10 years after the grant date unless an earlier expiration date is set at the time of grant. The options vest 1 to 4 years after the date of grant. Shares of restricted stock granted under the plan are subject to vesting criteria determined by the Compensation Committee of our Board of Directors at the time the shares are granted and have a minimum vesting period of one year from the date of grant. Restricted shares granted prior to August 2014 have voting and dividend rights, regardless of whether the shares are vested or unvested. Restricted shares granted during August 2014 and thereafter have voting rights, regardless of whether the shares are vested or unvested, but only have the right to receive cash dividends after such shares become vested. Prior to August 2016, the restricted stock grants issued vest or vested 3 to 5 years after the date of grant. As of August 2016, restricted stock grants issued vest 1 to 5 years after the date of grant.

The fair value of each stock option grant was estimated as of the date of grant using the Black-Scholes pricing model. The resulting compensation cost for fixed awards with graded vesting schedules is amortized on a straight-line basis over the vesting period for the entire award. The expected term of awards granted is determined based on historical experience with similar awards, giving consideration to the contractual terms and vesting schedules. The expected volatility is determined based on our historical stock prices over the most recent period commensurate with the expected term of the award. The risk-free interest rate is based on U.S. Treasury zero-coupon issues with a remaining term commensurate with the expected term of the award. Expected pre-vesting option forfeitures are based primarily on historical data. The fair value of each restricted stock grant was based on the market price of the underlying common stock as of the date of grant. The resulting compensation cost is amortized on a straight line basis over the vesting period. We record stock based compensation only for those awards that are expected to vest.

All compensation cost related to stock options granted under the plan has been recognized as of July 1, 2018. Unrecognized compensation cost as of July 1, 2018 related to restricted stock granted under the plan was as follows (thousands of dollars):

	Compensation Cost	Weighted Average Period over which Cost is to be Recognized (in years)
Restricted stock granted	$1,092	0.9

Unrecognized compensation cost will be adjusted for any future changes in estimated and actual forfeitures.

Cash received from stock option exercises and the related income tax benefit were as follows (thousands of dollars):

Fiscal Year	Cash Received from Stock Option Exercises	Income Tax Benefit
2018	$139	$—
2017	$136	$25
2016	$364	$196

The intrinsic value of stock options exercised and the fair value of options vested were as follows (thousands of dollars):

	Years Ended
	July 1, 2018	July 2, 2017	July 3, 2016
Intrinsic value of options exercised	$110	$115	$529
Fair value of stock options vested	$315	$566	$331

  No options were granted during the fiscal years ended July 1, 2018, July 2, 2017 or July 3, 2016.

The range of options outstanding as of July 1, 2018 was as follows:

	Number of Options Outstanding/ Exercisable	Weighted Average Exercise Price Outstanding/ Exercisable	Weighted Average Remaining Contractual Life Outstanding (In Years)
$10.92-$18.49	42,214/42,214	$15.36/$15.36	1.2
$26.53-$38.71	81,850/81,850	$31.06/$31.06	4.2
$79.73	9,010/9,010	$79.73/$79.73	6.1
		$29.37/$29.37

Income Taxes

Income Taxes: Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and operating loss carry-forwards are expected to be recovered, settled or utilized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. We recognize the benefit of an income tax position only if it is more likely than not (greater than 50 percent) that the tax position will be sustained upon tax examination, based solely on the technical merits of the tax position. Otherwise, no benefit is recognized. The tax benefits recognized are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement. Additionally, we accrue interest and related penalties, if applicable, on all tax exposures for which reserves have been established consistent with jurisdictional tax laws. Interest and penalties on uncertain tax positions are classified in the Provision for Income Taxes in the accompanying Consolidated Statements of Income and Comprehensive Income (Loss).

Our income tax provision for the current year was impacted by the Tax Cuts and Jobs Act of 2017 (“the Act”), which was signed into law on December 22, 2017 with an effective date of January 1, 2018. The Act makes broad and complex changes to the U.S. tax code that affected our fiscal year ending July 1, 2018, including but not limited to (1) a reduction in the U.S. statutory tax rate to 21 percent following its effective date and a change in the measurement of our deferred tax assets and deferred tax liabilities resulting from the reduction in the statutory rate, (2) requiring a one-time transition tax on certain deemed repatriated earnings of foreign subsidiaries that is payable over eight years, and (3) bonus depreciation that will allow for full expensing of qualified property.  Section 15 of the Internal Revenue Code stipulates that for our fiscal year ending July 1, 2018, we will have a blended statutory corporate tax rate of 28%, which is based on the applicable statutory tax rates before and after the Act and the number of days in our fiscal year.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Act.  SAB 118 provides a measurement period that should not extend beyond one year from the Act’s enactment date for companies to complete the accounting under ASC 740.  In accordance with SAB 118, a company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete.  To the extent that a company’s accounting for certain income tax effects of the Act is incomplete but it is still able to determine a reasonable estimate of the tax effect, it must record a provisional estimate in the financial statements.  If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply ASC 740 on the basis of the provision of the tax laws that were in effect immediately before the enactment of the Act.

In connection with our analysis of the impact of the Act, we have recorded an overall net tax benefit of approximately $3 million during 2018.  This net tax benefit primarily consists of (1) the impact of the change in measurement of our deferred tax assets and liabilities, which resulted in a favorable provision impact of $1.6 million, (2) the one-time transition tax on non-previously taxed post-1986 accumulated foreign earnings, which resulted in a net favorable impact of $500,000 and includes transition tax of $1.4 million offset by the reversal of net deferred tax liability balances totaling $1.9 million, which related to basis differences in foreign earnings, and (3) the impact of changing our annualized effective tax rate, which resulted in a favorable provision impact of $900,000. Measurement period adjustments recorded in the three and six month periods ended July 1, 2018 totaled $1.6 million and $2.0 million, respectively. For various reasons that are discussed more fully below, we have not completed our accounting for the income tax effects for certain elements of the Act.  However, we were able to make reasonable estimates of certain effects and, therefore, we recorded provisional adjustments of these elements in the accompanying consolidated financial statements.  We identified these items as provisional since our analysis of the items is not complete.

The Act reduces the corporate tax rate to 21 percent, effective January 1, 2018.  For certain of our net deferred tax assets, we have recorded a provisional adjustment to reflect the reduction in the corporate tax rate.  While we are able to make a reasonable estimate of the impact of the reduction in the corporate rate, it may be affected by other analyses related to the Act, including, but not limited to, the impact of our calculation of deemed repatriation of deferred foreign income and the impact of full expensing for certain assets.

The Deemed Repatriation Transition Tax (“Transition Tax”) is a tax on previously untaxed accumulated and current earnings and profits (E&P) of certain of our foreign subsidiaries. To determine the amount of the Transition Tax, we must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. We were able to make a reasonable estimate of the Transition Tax and recorded a provisional Transition Tax obligation in these consolidated financial statements. However, we are continuing to gather additional information to more precisely compute the amount of the Transition Tax.

We must assess whether our valuation allowance analyses are affected by various aspects of the Act (e.g., deemed repatriation of deferred foreign income, Global Intangible Low-Taxed Income (“GILTI”) inclusions, and new categories of Foreign Tax Credits). Since, as discussed herein, we have recorded provisional amounts related to certain portions of the Act, any corresponding determination of the need for, or any change in, a valuation allowance is also provisional.

Our accounting for the following elements of the Act is incomplete, and we were not yet able to make reasonable estimates of the effects. Therefore, no provisional adjustments were recorded for the following elements in these consolidated financial statements.

Because of the complexity of the new GILTI tax rules, we are continuing to evaluate this provision of the Act and the application of ASC 740. Under U.S. GAAP, we are allowed to make an accounting policy choice of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current-period expense when incurred (the “period cost method”) or (2) factoring such amounts into a company’s measurement of its deferred taxes (the “deferred method”). Our selection of an accounting policy with respect to the new GILTI tax rules will depend, in part, on analyzing our global income to determine whether we expect to have future U.S. inclusions in taxable income related to GILTI and, if so, what the impact is expected to be. Because whether we expect to have future U.S. inclusions in taxable income related to GILTI depends on not only our current structure and estimated future results of global operations but also our intent and ability to modify our structure and/or our business, we are not yet able to reasonably estimate the effect of this provision of the Act. Therefore, we have not made any adjustments related to potential GILTI tax in our financial statements and have not made a policy decision regarding whether to record deferred taxes on GILTI.

Our income tax provision for 2017 was impacted by the recognition of a $424,000 deferred tax liability resulting from a change in assertion regarding the permanent reinvestment of earnings from two of our Mexican subsidiaries. Prior to our fiscal 2017 second quarter, the accumulated undistributed earnings from such subsidiaries were considered to be permanently reinvested in Mexico. Accordingly, we did not previously record deferred income taxes on these earnings in our financial statements. During our fiscal 2017 second quarter, the strength of the U.S. dollar to the Mexican peso significantly decreased the U.S. tax cost associated with a distribution from the Mexican entities as compared to the U.S. tax cost associated with such a distribution in prior periods. Consequently, we changed our assertion regarding the permanent reinvestment of earnings from these Mexican subsidiaries. Such earnings were no longer considered permanently reinvested as of January 1, 2017. As a result, we repatriated $15.8 million from Mexico to the U.S. during our fiscal 2017, recognized the deferred tax liability resulting from the change in assertion, and concluded that, with some restrictions and tax implications, the remaining current and future accumulated undistributed earnings of these subsidiaries will be available for repatriation in future periods as deemed necessary.

Additionally, our income tax provisions for 2018 and 2017 were affected by the non-controlling interest portion of our pre-tax income. The non-controlling interest impacts the effective tax rate as ADAC-STRATTEC LLC and STRATTEC POWER ACCESS LLC entities are taxed as partnerships for U.S. tax purposes.